UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2025

V.F. Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Wewatta Street
Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(720) 778-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value, stated capital $.25 per share	VFC	New York Stock Exchange
4.125% Senior Notes due 2026	VFC26	New York Stock Exchange
0.250% Senior Notes due 2028	VFC28	New York Stock Exchange
4.250% Senior Notes due 2029	VFC29	New York Stock Exchange
0.625% Senior Notes due 2032	VFC32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 22, 2025, V.F. Corporation (“VF”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, VF shareholders voted on the election of twelve directors, the approval of the compensation of VF’s named executive officers, and the ratification of the selection of PricewaterhouseCoopers LLP as VF’s independent registered public accounting firm for the 2026 fiscal year.

The final voting results were as follows:

1.	With respect to the election of the nominees as directors of VF, each of the twelve nominees were elected based on the votes cast as set forth opposite their names below:

Name of Director	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Richard T. Carucci	272,590,458	21,546,170	399,698	57,212,597
Alexander K. Cho	291,378,995	2,644,914	512,417	57,212,597
Juliana L. Chugg	269,344,503	24,720,719	471,104	57,212,597
Bracken P. Darrell	291,321,822	2,816,492	398,012	57,212,597
Trevor A. Edwards	291,051,924	2,946,570	537,832	57,212,597
Mindy F. Grossman	291,123,005	2,913,824	499,497	57,212,597
Mark S. Hoplamazian	289,322,524	4,781,641	432,161	57,212,597
Laura W. Lang	287,770,480	6,344,259	421,587	57,212,597
Clarence Otis, Jr.	271,078,275	23,030,787	427,264	57,212,597
Carol L. Roberts	289,719,301	4,392,256	424,769	57,212,597
Matthew J. Shattock	270,788,697	23,316,203	431,426	57,212,597
Kirk C. Tanner	291,496,933	2,601,536	437,857	57,212,597

2.	With respect to the advisory vote to approve the compensation of VF’s named executive officers, the votes were cast for the proposal as set forth below:

Votes For: 282,190,062

Votes Against: 11,709,574

Votes Abstaining: 636,690

Broker Non-Votes: 57,212,597

3.

With respect to the proposal to ratify the selection of PricewaterhouseCoopers LLP as VF’s independent registered public accounting firm for the 2026 fiscal year, the votes were cast for the proposal as set forth below:

Votes For: 325,619,017

Votes Against: 25,290,896

Votes Abstaining: 839,010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION
(Registrant)

Date: July 24, 2025	By:	/s/ Jennifer S. Sim
Jennifer S. Sim
Executive Vice President, Chief Legal Officer and Corporate Secretary